                                                             Page 24 of 25 Pages


                                    EXHIBIT H

                             JOINT FILING AGREEMENT



         Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the Common Units representing limited partner interests in Valero, L.P., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1 (k) (1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Date: January 10, 2002          VALERO ENERGY CORPORATION


                                   /S/ Jay D. Browning
                                ------------------------------------------------
                                Name:  Jay D. Browning
                                Title: Secretary



                                TPI PETROLEUM, INC.


                                   /S/ Todd Walker
                                ------------------------------------------------
                                Name:  Todd Walker
                                Title: Secretary



                                DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                                   /S/ Todd Walker
                                ------------------------------------------------
                                Name:  Todd Walker
                                Title: Secretary



                                SIGMOR CORPORATION


                                   /S/ Todd Walker
                                ------------------------------------------------
                                Name:  Todd Walker
                                Title: Secretary
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                                                             Page 25 of 25 Pages



                                THE SHAMROCK PIPE LINE CORPORATION


                                   /S/ Todd Walker
                                ------------------------------------------------
                                Name:  Todd Walker
                                Title: Secretary



                                DIAMOND SHAMROCK REFINING COMPANY, L.P.


                                   /S/ Todd Walker
                                ------------------------------------------------
                                Name:  Todd Walker
                                Title: Secretary



                                TPI PIPELINE CORPORATION


                                   /S/ Todd Walker
                                ------------------------------------------------
                                Name:  Todd Walker
                                Title: Secretary



                                UDS LOGISTICS, LLC


                                   /S/ Corky Davis
                                ------------------------------------------------
                                Name:  Corky Davis
                                Title: Secretary